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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 23, 1998


                    Advanta Mortgage Conduit Services, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                   333-52351                23-2723382
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(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
         Incorporation)                 Number)             Identification No.)


      Attention: President
      Welsh & McKean Roads
   Spring House, Pennsylvania                                     19477
(Address of Principal Executive                                ----------
            Offices)                                           (Zip Code)


Registrant's telephone number, including area code (215) 657-4000
                                                   --------------

             16875 West Bernardo Drive, San Diego, California 92127
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         (Former name or former address, if changed since last report)




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     Item 5.   Other Events
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          In connection with the offering of Advanta Home Equity Loan Trust
1998-B, Asset Backed Notes, Series 1998-1, described in the related Prospectus Supplement, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   Financial Statements, Pro Forma Financial Information
               and Exhibits.
               -----------------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1 Related Computational Materials (as defined in Item 5 above).
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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                                   as Sponsor and on behalf of Advanta Home
                                   Equity Loan Trust 1998-B
                                   Registrant



                                   By: /s/ MARK DUNSHEATH
                                       ---------------------
                                       Name:  Mark Dunsheath
                                       Title: Vice President

Dated: October 1, 1998
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                                 EXHIBIT INDEX



Exhibit No.                   Description
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   99.1                       Related Computational Materials
                              (as defined in Item 5 above).